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                                                                    Exhibit 10.2

                            AKAMAI TECHNOLOGIES, INC.

                       Form of Restricted Stock Agreement
                     Granted Under 1998 Stock Incentive Plan



         AGREEMENT made this [____] day of [___] (the "Grant Date"), between Akamai Technologies, Inc., a Delaware corporation (the "Company"), and [____] (the "Participant").

         For valuable consideration, receipt of which is acknowledged, the parties hereto agree as follows:

         1.       Purchase of Shares.

         The Company shall issue and sell to the Participant, and the Participant shall purchase from the Company, subject to the terms and conditions set forth in this Agreement and in the Company's 1998 Stock Incentive Plan (the "Plan") [____] shares (the "Shares") of common stock, $0.01 par value per share, of the Company ("Common Stock"), at a purchase price of [______] per share (the "Option Price"). The aggregate purchase price for the Shares shall be paid in full by the Participant by check, wire transfer, promissory note or other method acceptable to the Company. Upon receipt by the Company of payment for the Shares, the Company shall issue to the Participant one or more certificates in the name of the Participant for that number of Shares purchased by the Participant. The Participant agrees that the Shares shall be subject to the Purchase Option set forth in Sections 2 and 5 of this Agreement and the restrictions on transfer set forth in Section 4 of this Agreement.

         2.       Purchase Option.

                  (a) In the event that the Participant's employment is terminated prior to [____] (i) by the Company for cause (as defined below), (ii) by the Participant without Good Reason (as defined below), or (iii) by reason of death or disability of the Participant, the Company shall have the right and option (the "Purchase Option") to purchase from the Participant, at the Option Price, some or all of the Unvested Shares (as defined below) as determined at the time of such employment termination.

         "Unvested Shares" means (i) [____] Shares during the one-year period commencing on the Grant Date and (ii) [_____] Shares less [____] Shares for each full three months of employment completed by the Participant with the Company from and after the one-year period commencing on the Grant Date.
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For purposes of this subsection (a), "cause" for termination shall be deemed to exist upon (a) a good faith finding by the Board of Directors of the Company of repeated and willful failure of the Participant after written notice to perform his assigned duties for the Company, gross negligence or misconduct (where such gross negligence or misconduct is materially adverse to the Company), or (b) the conviction of the Participant of, or the entry of a pleading of guilty or nolo contendere by the Participant to, any felony. For purposes of this agreement Good Reason shall exist upon (i) mutual agreement of the Participant and the Board of Directors of the Company that Good Reason exists; (ii) the Participant being required by the Company to relocate more than 20 miles from Boston, Massachusetts without the consent of the Participant; (iii) reduction of the Participant's annual base salary or health insurance and similar benefits; (iv) any material breach by the Company or any successor thereto of any agreement to which the Participant and the Company are parties, which breach is not cured within 10 days after written notice thereof; or (v) a change in the Employee's title or responsibilities mandated by the Board of Directors without the consent of the Participant.

                  (b) Notwithstanding subsection 2(a), in the event that the Participant's employment with the Company is terminated by reason of death or disability, the number of the Shares then subject to the Purchase Option shall be reduced by fifty percent (50%). For this purpose, "disability" shall mean the inability of the Participant, due to a medical reason, to carry out his duties as an employee of the Company for a period of six consecutive months.

                  (c) Notwithstanding any other provision of this Section 2, [upon termination of the Participant's employment for any reason or no reason following a Sale (as defined below), the number of Unvested Shares shall be equal to zero] [following a Sale (as defined below), the number of Unvested Shares shall be calculated pursuant to subsection 2(a) as though the Grant Date were the date one year prior to the Grant Date]. A "Sale" shall mean (a) any merger or consolidation which results in the voting securities of the Company outstanding immediately prior thereto representing immediately thereafter (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 50% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such merger or consolidation; (b) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 50% or more of either (i) the then-outstanding shares of Common Stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (b), the following acquisitions shall not constitute a Sale: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee


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benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, (iv) any acquisition, whether direct or indirect, by the Participant or a group of which the Participant is a member, or
(v) any acquisition by any corporation pursuant to a transaction which results in all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such transaction beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such transaction (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively; (c) any sale of all or substantially all of the assets of the Company; or (d) the complete liquidation of the Company.

                  (d) For purposes of this Agreement, employment with the Company shall include service as a director of the Company or employment as an employee or consultant with the Company or a parent or subsidiary of the Company.

         3.       Exercise of Purchase Option and Closing.

                  (a) The Company may exercise the Purchase Option by delivering or mailing to the Participant (or his estate), within 60 days after the termination of the employment of the Participant with the Company, a written notice of exercise of the Purchase Option. Such notice shall specify the number of Shares to be purchased. If and to the extent the Purchase Option is not so exercised by the giving of such a notice within such 60-day period, the Purchase Option shall automatically expire and terminate effective upon the expiration of such 60-day period.

                  (b) Within 10 days after delivery to the Participant of the Company's notice of the exercise of the Purchase Option pursuant to subsection (a) above, the Participant (or his estate) shall tender to the Company at its principal offices the certificate or certificates representing the Shares which the Company has elected to purchase in accordance with the terms of this Agreement, duly endorsed in blank or with duly endorsed stock powers attached thereto, all in form suitable for the transfer of such Shares to the Company. Promptly following its receipt of such certificate or certificates, the Company shall pay to the Participant the aggregate Option Price for such Shares (provided that any delay in making such payment shall not invalidate the Company's exercise of the Purchase Option with respect to such Shares).


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                  (c)      After the time at which any Shares are required to be
delivered to the Company for transfer to the Company pursuant to subsection (b) above, the Company shall not pay any dividend to the Participant on account of such Shares or permit the Participant to exercise any of the privileges or rights of a stockholder with respect to such Shares, but shall, in so far as permitted by law, treat the Company as the owner of such Shares.

                  (d) The Option Price may be payable, at the option of the Company, in cancellation of all or a portion of any outstanding indebtedness of the Participant to the Company or in cash (by check) or both.

                  (e) The Company shall not purchase any fraction of a Share upon exercise of the Purchase Option, and any fraction of a Share resulting from a computation made pursuant to Section 2 of this Agreement shall be rounded to the nearest whole Share (with any one-half Share being rounded upward).

                  (f) The Company may assign its Purchase Option to one or more persons or entities.

         4.       Restrictions on Transfer.

         The Participant shall not sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively "transfer"):

                  (a) any Shares, or any interest therein, that are subject to the Purchase Option, except that the Participant may transfer such Shares to or for the benefit of any spouse, child or grandchild, or to a trust for their benefit, provided that such Shares shall remain subject to this Agreement (including without limitation the restrictions on transfer set forth in this Section 4, the Purchase Option and the right of first refusal set forth in
Section 5) and such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement; or

                  (b) any Shares, or any interest therein, that are no longer subject to the Purchase Option, except in accordance with Section 5 below.

         5.       Right of First Refusal.

                  (a) If the Participant proposes to transfer any Shares that are no longer subject to the Purchase Option (either because they are no longer Unvested Shares or because the Purchase Option expired unexercised), then the Participant shall first give written notice of the proposed transfer (the "Transfer Notice") to the Company. The Transfer Notice shall name the proposed transferee and state the


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number of such Shares he proposes to transfer (the "Offered Shares"), the price per share and all other material terms and conditions of the transfer.

                  (b) For 30 days following delivery to the Company of such Transfer Notice, the Company shall have the option to purchase all (but not less than all) of the Offered Shares at the price and upon the terms set forth in the Transfer Notice. In the event the Company elects to purchase all of the Offered Shares, it shall give written notice of such election to the Participant within such 30-day period. Within 10 days after delivery to the Participant of such notice, the Participant shall tender to the Company at its principal offices the certificate or certificates representing the Offered Shares, duly endorsed in blank by the Participant or with duly endorsed stock powers attached thereto, all in form suitable for transfer of the Offered Shares to the Company. Promptly following receipt of such certificate or certificates, the Company shall deliver or mail to the Participant a check in payment of the purchase price for the Offered Shares; provided that if the terms of payment set forth in the Transfer Notice were other than cash against delivery, the Company may pay for the Offered Shares on the same terms and conditions as were set forth in the Transfer Notice; and provided further that any delay in making such payment shall not invalidate the Company's exercise of its option to purchase the Offered Shares.

                  (c) If the Company does not elect to acquire all of the Offered Shares, the Participant may, within the 30-day period following the expiration of the option granted to the Company under subsection (b) above, transfer the Offered Shares to the proposed transferee, provided that such transfer shall not be on terms and conditions more favorable to the transferee than those contained in the Transfer Notice. Notwithstanding any of the above, all Offered Shares transferred pursuant to this Section 5 shall remain subject to this Agreement (including without limitation the restrictions on transfer set forth in Section 4 and the right of first refusal set forth in this Section 5) and such transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement.

                  (d) After the time at which the Offered Shares are required to be delivered to the Company for transfer to the Company pursuant to subsection (b) above, the Company shall not pay any dividend to the Participant on account of such Offered Shares or permit the Participant to exercise any of the privileges or rights of a stockholder with respect to such Shares, but shall, in so far as permitted by law, treat the Company as the owner of such Offered Shares.

                  (e) The following transactions shall be exempt from the provisions of this Section 5:


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                           (1)      a transfer of Shares to or for the benefit
of any spouse, child, grandchild, parent, grandparent, sibling, aunt or uncle (each a "Family Member") of the Participant, or to a trust for their benefit;

                           (2)      any transfer pursuant to an effective
registration statement filed by the Company under the Securities Act of 1933, as amended (the "Securities Act");

                           (3)      the sale of all or substantially all of the
shares of capital stock of the Company (including pursuant to a merger or consolidation); and

                           (4)      a transfer of Shares to a Family Member
pursuant to the laws of descent and distribution;

provided, however, that in the case of a transfer pursuant to clause (1) or (4) above, such Shares shall remain subject to this Agreement (including without limitation the restrictions on transfer set forth in Section 4 and the right of first refusal set forth in this Section 5) and such transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement.

                  (f) The Company may assign its rights to purchase Offered Shares in any particular transaction under this Section 5 to one or more persons or entities.

                  (g) The provisions of this Section 5 shall terminate upon the earlier of the following events:

                           (1)      the closing of the sale of shares of Common
Stock in an underwritten public offering pursuant to an effective registration statement filed by the Company under the Securities Act; or

                           (2)      a Sale (as defined in Section 2(c).

         6.       Agreement in Connection with Public Offering.

         The Participant agrees, in connection with the initial underwritten public offering of the Company's securities pursuant to a registration statement under the Securities Act, (i) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock held by the Participant (other than those shares included in the offering) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities for a period of 180 days from the effective date of such registration statement, and
(ii) to execute any


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agreement reflecting clause (i) above as may be requested by the Company or the managing underwriters at the time of such initial offering.

         7.       Effect of Prohibited Transfer.

         The Company shall not be required (a) to transfer on its books any of the Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (b) to treat as owner of such Shares or to pay dividends to any transferee to whom any such Shares shall have been so sold or transferred.

         8.       Restrictive Legends.

         All certificates representing Shares shall have affixed thereto legends in substantially the following form, in addition to any other legends that may be required under federal or state securities laws:

                  "The shares of stock represented by this certificate are subject to restrictions on transfer and an option to purchase set forth in a certain Restricted Stock Agreement between the corporation and the registered owner of these shares (or his predecessor in interest), and such Agreement is available for inspection without charge at the office of the Secretary of the corporation."

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, transferred or otherwise disposed of in the absence of an effective registration statement under such Act or an opinion of counsel satisfactory to the corporation to the effect that such registration is not required."

         9.       Provisions of the Plan.

         This Agreement is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this Agreement.

         10.      Investment Representations.

         The Participant represents, warrants and covenants as follows:

                  (a) The Participant is purchasing the Shares for his own account for investment only, and not with a view to, or for sale in connection with, any


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distribution of the Shares in violation of the Securities Act, or any rule or regulation under the Securities Act.

                  (b) The Participant has had such opportunity as he has deemed adequate to obtain from representatives of the Company such information as is necessary to permit him to evaluate the merits and risks of his investment in the Company.

                  (c) The Participant has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

                  (d) The Participant can afford a complete loss of the value of the Shares and is able to bear the economic risk of holding such Shares for an indefinite period.

                  (e) The Participant understands that (i) the Shares have not been registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act, (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (iii) in any event, the exemption from registration under Rule 144 will not be available for at least one year and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (iv) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register the Shares under the Securities Act.

         11.      Withholding Taxes; Section 83(b) Election.

                  (a) The Participant acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Participant any federal, state or local taxes of any kind required by law to be withheld with respect to the purchase of the Shares by the Participant or the lapse of the Purchase Option.

                  (b) The Participant acknowledges that he has been informed of the availability of making an election in accordance with Section 83(b) of the Internal Revenue Code of 1986, as amended; that such election must be filed with the Internal Revenue Service within 30 days of the transfer of shares to the Participant; and that the Participant is solely responsible for making such election.


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         12.      Severability.

         The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

         13.      Waiver.

         Any provision for the benefit of the Company contained in this Agreement may be waived, either generally or in any particular instance, by the Board of Directors of the Company.

         14.      Binding Effect.

         This Agreement shall be binding upon and inure to the benefit of the Company and the Participant and their respective heirs, executors, administrators, legal representatives, successors and assigns, subject to the restrictions on transfer set forth in Sections 4 and 5 of this Agreement.

         15.      Notice.

         All notices required or permitted hereunder shall be in writing and deemed effectively given upon personal delivery or five days after deposit in the United States Post Office, by registered or certified mail, postage prepaid, addressed to the other party hereto at the address shown beneath his or its respective signature to this Agreement, or at such other address or addresses as either party shall designate to the other in accordance with this Section 15.

         16.      Pronouns.

         Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

         17.      Entire Agreement.

         This Agreement and the Plan constitutes the entire agreement between the parties, and supersedes all prior agreements and understandings, relating to the subject matter of this Agreement.


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         18.      Amendment.

         This Agreement may be amended or modified only by a written instrument executed by both the Company and the Participant.

         19.      Governing Law.

         This Agreement shall be construed, interpreted and enforced in accordance with the internal laws of the State of Delaware without regard to any applicable conflicts of laws.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                            AKAMAI TECHNOLOGIES, INC.


                                            By:_____________________________
                                                Daniel M. Lewin
                                                President

                                            Address: 201 Broadway, 4th Floor
                                                     Cambridge, MA  02139



                                            PARTICIPANT


                                            ________________________________
                                            [Name of Participant]

                                            Address: _______________________
                                                     _______________________


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